UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 26, 2025
Direct Digital Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41261	87-2306185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1310 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 402-1051
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K originally filed on December 29, 2025 (the “Original Form 8-K”) is being furnished by Direct Digital Holdings, Inc. (the “Company”) in order to correct an error included in Item 5.07 regarding the adjourned meeting date. The revised disclosure below provides the correct new meeting date. There are no other changes to the information contained in the Original Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 26, 2025, Direct Digital Holdings, Inc. (the “Company”) convened its special meeting of stockholders (the “Special Meeting”). As of the record date for the Special Meeting, November 26, 2025, there were 31,687,949 shares of Class A Common Stock, 9,575,500 shares of Class B Common Stock and 30,180 shares of Series A Preferred Stock outstanding (for which the 30,180 shares are entitled to 12,072,000 votes on any matter presented to the common stockholders) on the record date and entitled to vote at the Special Meeting.

Stockholders holding less than the voting power required for a quorum were present in person (by virtual attendance) or represented by proxy at the Special Meeting. Because a quorum was not present, no business was conducted at the Special Meeting. Pursuant to the Company’s Amended and Restated Bylaws, the chairperson of the Special Meeting adjourned the Special Meeting due to the lack of quorum. The Special Meeting will reconvene virtually on December 30, 2025, at 9:30 a.m. Central Time. The Special Meeting will be held for the purpose of voting on the proposals described in the Company’s previously distributed proxy materials for the Special Meeting, including the definitive proxy statement filed with the Securities and Exchange Commission on December 15, 2025.

The record date for determining stockholders entitled to vote at the reconvened Special Meeting remains the close of business on November 26, 2025. Stockholders who have already voted do not need to recast their votes. Valid proxies previously submitted in respect of the Special Meeting will be voted at the reconvened Special Meeting in the same manner as they would have been voted at the originally scheduled Special Meeting, unless properly revoked prior to the reconvened Special Meeting.

Item 8.01 Other Events.

The information set forth in Item 5.07 is hereby incorporated by reference into this Item 8.01.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 29, 2025 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ DIANA P. DIAZ
Diana P. Diaz Chief Financial Officer